EXHIBIT 99.1

RealPage Reports Q1 2011 Financial Results

  2011 Q1 revenue increases 39.1% to $57.5 million
  2011 Q1 Adjusted EBITDA increases 67.7% to $12.1 million
  Acquires Compliance Depot, a leading provider of vendor risk management and compliance solutions to the multifamily housing industry

CARROLLTON, Texas, May 5, 2011 (GLOBE NEWSWIRE) -- RealPage, Inc. (Nasdaq:RP), a leading provider of on-demand software and software-enabled services to the rental housing industry, today announced financial results for its first quarter ended March 31, 2011.

Steve Winn, chairman and CEO of RealPage, said, "We executed well in the first quarter, reporting strong growth in both revenue and operating profitability compared to the first quarter of 2010. We also completed the acquisition of Compliance Depot, a leading provider of vendor risk management and compliance solutions to the multifamily housing industry. The acquisition expands our vendor network significantly, allowing us to broaden our integrated platform of software-enabled valued-added services and realize additional revenue streams."

First Quarter 2011 Financial Highlights

  Total revenue was $57.5 million, an increase of 39.1% year-over-year;
  On demand revenue was $52.9 million, an increase of 42.3% year-over-year;
  Adjusted EBITDA was $12.1 million, an increase of 67.7% year-over-year;
  Non-GAAP net income was $5.2 million, or $0.07 per diluted share, a year-over-year increase of 160.2% and 75.0%, respectively;
  GAAP net loss attributable to common stockholders was $0.6 million, or $0.01 per diluted share, a year-over-year decrease of 52.1% and 80.0%, respectively; and
  Net cash provided by operating activities was $9.3 million, an increase of 28.7% year-over-year.

Financial Outlook

RealPage management expects to achieve the following results during its second quarter ended June 30, 2011:

  Total revenue is expected to be in the range of $61.0 million to $62.0 million;
  Adjusted EBITDA is expected to be in the range of $13.2 million to $13.7 million;
  Non-GAAP net income is expected to be in the range of $5.5 million to $5.8 million, or $0.08 per diluted share;
  Tax rate of approximately 40.0%; and
  Weighted average shares outstanding of approximately 72.3 million.

RealPage management expects to achieve the following results during its calendar year ended December 31, 2011:

  Total revenue is expected to be in the range of $254.0 million to $259.0 million;
  Adjusted EBITDA is expected to be in the range of $56.5 million to $60.0 million;
  Non-GAAP net income is expected to be in the range of $24.5 million to $26.6 million, or $0.34 to $0.36 per diluted share;
  Tax rate of approximately 40.0%; and
  Full year weighted average shares outstanding of approximately 72.8 million.

The above statements are forward looking and include the impact of Compliance Depot as well as exclude any potential costs resulting from the Yardi Systems litigation. Actual results may differ materially. Please reference the information under the caption "Non-GAAP Financial Measures" as part of this press release.

Conference Call and Webcast

The Company will host a conference call today at 5:00 p.m. EDT to discuss its financial results. Participants are encouraged to listen to the presentation via a live web broadcast at www.realpage.com on the Investor Relations section. In addition, a live dial-in is available domestically at 866-743-9666 and internationally at 760-298-5103. A replay will be available at 800-642-1687 or 706-645-9291, passcode 62938196, until May 15, 2011.

About RealPage

Located in Carrollton, Texas, a suburb of Dallas, RealPage provides on-demand (also referred to as "Software-as-a-Service" or "SaaS") products and services to apartment communities and single family rentals across the United States. Its six on-demand product lines include OneSite® property management systems that automate the leasing, renting, management, and accounting of conventional, affordable, tax credit, student living, and military housing properties; Level One® and CrossFire® that enable owners to originate, syndicate, manage and capture leads more effectively and at less overall cost; YieldStar® asset optimization systems that enable owners and managers to optimize rents to achieve the overall highest yield, or combination of rent and occupancy, at each property; Velocity™ billing and utility management services that increase collections and reduce delinquencies; LeasingDesk® risk mitigation systems that are designed to reduce a community's exposure to risk and liability; and OpsTechnology® spend management systems that help owners manage and control operating expenses. Supporting this family of SaaS products is a suite of shared cloud services including electronic payments, document management, decision support and learning. Through its Propertyware subsidiary, RealPage also provides software and services to single-family rentals and low density, centrally-managed multifamily housing. For more information, call 1-87-REALPAGE or visit www.realpage.com.

The RealPage, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=8531

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking" statements relating to RealPage, Inc.'s expected, possible or assumed future results of operations, tax rates, shares outstanding, capital expenditures, potential growth, litigation and plans to expand market share as well as market performance, opportunities and developments. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as "expects," "believes," "plans" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions or uncertainty cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in customer cancellations; (c) the inability to increase sales to existing customers and to attract new customers; (d) litigation; (e) RealPage, Inc.'s failure to integrate acquired businesses, including Domin-8, Level One and Compliance Depot, and any future acquisitions successfully; (f) the timing and success of new product introductions by RealPage, Inc. or its competitors; (g) changes in RealPage, Inc.'s pricing policies or those of its competitors; and (h) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission ("SEC"), including RealPage's Annual Report on Form 10-K filed with SEC on February 28, 2011. All information provided in this release is as of the date hereof and RealPage, Inc. undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures: non-GAAP net income, non-GAAP net income per share, adjusted EBITDA and non-GAAP operating income. These measures differ from GAAP in that they exclude amortization of intangible assets, stock-based compensation expenses and acquisition related expenses (including any purchase accounting adjustments). We define Adjusted EBITDA as net (loss) income plus depreciation and asset impairment, amortization of intangible assets, net interest expense, income tax expense (benefit), stock-based compensation expense, costs related to the Yardi Systems litigation and acquisition-related expense.

We believe that the use of Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

  Adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations and facilitates comparisons with our peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and
  it is useful to exclude certain non-cash charges, such as depreciation and asset impairment, amortization of intangible assets and stock-based compensation and non-core operational charges, such as acquisition-related expense and costs related to the Yardi Systems litigation, from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and these expenses can vary significantly between periods as a result of new acquisitions, full amortization of previously acquired tangible and intangible assets or the timing of new stock-based awards, as the case may be.

We use Adjusted EBITDA in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

We do not place undue reliance on Adjusted EBITDA as our only measure of operating performance. Adjusted EBITDA should not be considered as a substitute for other measures of liquidity or financial performance reported in accordance with GAAP. There are limitations to using non-GAAP financial measures, including that other companies may calculate these measures differently than we do, that they do not reflect our capital expenditures or future requirements for capital expenditures and that they do not reflect changes in, or cash requirements for, our working capital. We compensate for the inherent limitations associated with using Adjusted EBITDA measures through disclosure of these limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net (loss) income.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP measures used in this press release are included at the end of this release.

Condensed Consolidated Statements of Operations
For the Three Months Ended March 31, 2011 and 2010
(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31,
	2011	2010
Revenue:
On demand	$52,937	$37,207
On premise	1,645	1,868
Professional and other	2,966	2,303
Total revenue	57,548	41,378
Cost of revenue(1)	24,683	17,858
Gross profit	32,865	23,520
Operating expense:
Product development(1)	10,316	8,315
Sales and marketing(1)	12,794	7,540
General and administrative(1)	9,776	6,522
Total operating expense	32,886	22,377
Operating (loss) income	(21)	1,143
Interest expense and other, net	(1,166)	(1,464)
Net loss before income taxes	(1,187)	(321)
Income tax benefit	(539)	(118)
Net loss	$ (648)	$ (203)

Net loss attributable to common stockholders
Basic	$ (648)	$ (1,353)
Diluted	$ (648)	$ (1,353)
Net loss per share attributable to common stockholders
Basic	$ (0.01)	$ (0.05)
Diluted	$ (0.01)	$ (0.05)
Weighted average shares used in computing net loss per share attributable to common stockholders
Basic	66,800	25,759
Diluted	66,800	25,759

(1) Includes stock-based compensation	Three Months Ended
expense as follows:	March 31,
	2011	2010
Cost of revenue	$ 298	$ 123
Product development	980	507
Sales and marketing	2,733	164
General and administrative	842	300
	$ 4,853	$ 1,094
Condensed Consolidated Balance Sheets
At March 31, 2011 and December 31, 2010
(unaudited, in thousands)

	March 31,	December 31,
	2011	2010
Assets
Current assets:
Cash and cash equivalents	$124,243	$ 118,010
Restricted cash	15,090	15,346
Accounts receivable, less allowance for doubtful accounts of $974 and $1,370 at March 31, 2011 and December 31, 2010, respectively	29,550	29,577
Deferred tax asset, net of valuation allowance	1,539	1,529
Other current assets	6,713	6,060
Total current assets	177,135	170,522
Property, equipment and software, net	23,048	24,515
Goodwill	73,947	73,885
Identified intangible assets, net	50,771	54,361
Deferred tax asset, net of valuation allowance	18,090	17,322
Other assets	2,833	2,187
Total assets	$345,824	$ 342,792
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$ 5,179	$ 4,787
Accrued expenses and other current liabilities	14,321	15,436
Current portion of deferred revenue	47,710	47,717
Current portion of long-term debt	10,781	10,781
Customer deposits held in restricted accounts	15,014	15,253
Total current liabilities	93,005	93,974
Deferred revenue	8,311	7,947
Long-term debt, less current portion	52,563	55,258
Other long-term liabilities	12,310	13,029
Total liabilities	166,189	170,208
Stockholders' equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized and zero shares outstanding at March 31, 2011 and December 31, 2010, respectively	--	--
Common stock, $0.001 par value per share: 125,000,000 shares authorized, 69,742,139 and 68,703,366 shares issued and 69,520,051 and 68,490,277 shares outstanding at March 31, 2011 and December 31, 2010, respectively	70	69
Additional paid-in capital	271,115	263,219
Treasury stock, at cost: 222,088 and 213,089 shares at March 31, 2011 and December 31, 2010, respectively	(1,144)	(958)
Accumulated deficit	(90,378)	(89,730)
Accumulated other comprehensive loss	(28)	(16)
Total stockholders' equity	179,635	172,584
Total liabilities and stockholders' equity	$345,824	$ 342,792
Condensed Consolidated Statements of Cash Flows
For the Three Months Ended March 31, 2011 and 2010
(unaudited, in thousands)

	Three Months Ended
	March 31,
	2011	2010
Cash flows from operating activities:
Net loss	$ (648)	$ (203)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,773	4,670
Deferred tax benefit	(778)	(102)
Stock-based compensation	4,853	1,094
Excess tax benefit from stock options	--	--
Loss on sale of assets	397	--
Impairment of assets	--	--
Acquisition-related contingent consideration	62	--
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combinations:	(1,398)	1,739
Net cash provided by operating activities	9,261	7,198
Cash flows from investing activities:
Purchases of property, equipment, net	(1,954)	(2,917)
Acquisition of businesses, net of cash acquired	(184)	(13,048)
Net cash used by investing activities	(2,138)	(15,965)
Cash flows from financing activities:
Stock issuance costs from public offerings	$ (775)	$ --
Proceeds from (payments on) debt, net	(2,961)	7,195
Preferred stock dividend	--	--
Issuance of common stock	3,044	160
Excess tax benefit from stock options	--	--
Purchase of treasury stock	(186)	(4)
Net cash provided (used) by financing activities	(878)	7,351
Net increase (decrease) in cash and cash equivalents	6,245	(1,416)
Effect of exchange rate on cash	(12)	27
Cash and cash equivalents:
Beginning of period	118,010	4,427
End of period	$ 124,243	$ 3,038
Reconciliation of GAAP to Non-GAAP Measures
For the Three Months Ended March 31, 2011 and 2010
(unaudited, in thousands)
	Three Months Ended
	March 31,
	2011	2010
Adjusted Gross Profit:
Gross profit	$ 32,865	$ 23,520
Depreciation	1,490	1,272
Amortization of intangible assets	2,176	1,465
Stock-based compensation expense	298	123
Adjusted gross profit	$ 36,829	$ 26,380

Adjusted gross margin	64.0%	63.8%

	Three Months Ended
	March 31,
	2011	2010
Adjusted EBITDA:
Net loss	$ (648)	$ (203)
Depreciation and loss on sale of assets	3,124	2,456
Amortization of intangible assets	4,046	2,214
Interest expense, net	783	1,464
Income tax benefit	(539)	(118)
Litigation-related expense	320	--
Stock-based compensation expense	4,853	1,094
Acquisition-related expense	186	324
Adjusted EBITDA	$ 12,125	$ 7,231

Adjusted EBITDA Margin	21.1%	17.5%

	Three Months Ended
	March 31,
	2011	2010
Non-GAAP Total Product Development:
Expenses:	$ 10,316	$ 8,315
Less: Amortization of intangible assets	--	--
Stock-based compensation expense	980	507
Non-GAAP Total Product Development:	$ 9,336	$ 7,808

Non-GAAP Total Product Development as % of Revenue:	16.2%	18.9%

	Three Months Ended
	March 31,
	2011	2010
Non-GAAP Total Sales and Marketing:
Expenses:	$ 12,794	$ 7,540
Less: Amortization of intangible assets	1,870	749
Stock-based compensation expense	2,733	164
Non-GAAP Total Sales and Marketing:	$ 8,191	$ 6,627

Non-GAAP Total Sales and Marketing as % of Revenue:	14.2%	16.0%

	Three Months Ended
	March 31,
	2011	2010
Non-GAAP Total General and Administrative:
Operating Expenses:	$ 9,776	$ 6,522
Less: Acquisition-related expense	186	324
Stock-based compensation expense	842	300
Litigation-related expense	320	--
Non-GAAP Total General and Administrative:	$ 8,428	$ 5,898

Non-GAAP Total General and Administrative as % of Revenue:	14.6%	14.3%
Reconciliation of GAAP to Non-GAAP Measures
For the Three Months Ended March 31, 2011 and 2010
(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31,
	2011	2010
Non-GAAP Total Operating Expenses:
Operating Expenses:	$ 32,886	$ 22,377
Less: Amortization of intangible assets	1,870	749
Acquisition-related expense	186	324
Stock-based compensation expense	4,555	971
Litigation-related expense	320	--
Non-GAAP Total Operating Expenses:	$ 25,955	$ 20,333

Non-GAAP Total Operating Expenses as % of Revenue:	45.1%	49.1%

	Three Months Ended
	March 31,
	2011	2010
Non-GAAP Operating Income:
Operating (loss) income	$ (21)	$ 1,143
Amortization of intangible assets	4,046	2,214
Stock-based compensation expense	4,853	1,094
Acquisition-related expense	186	324
Litigation-related expense	320	--
Non-GAAP operating income	$ 9,384	$ 4,775

Non-GAAP operating margin	16.3%	11.5%

	Three Months Ended
	March 31,
	2011	2010
Non-GAAP Net Income:
Net loss	$ (648)	$ (203)
Amortization of intangible assets	4,046	2,214
Stock-based compensation expense	4,853	1,094
Acquisition-related expense	186	324
Litigation-related expense	320	--
Loss on sale of assets	397	--
Subtotal of tax deductible items	9,802	3,632

Tax impact of tax deductible items(1)	(3,921)	(1,453)
Tax expense resulting from applying effective tax rate(2)	(64)	10
Non-GAAP net income	$ 5,169	$ 1,986

Non-GAAP net income per share - diluted	$ 0.07	$ 0.04

Weighted average shares - diluted	66,800	25,759
Conversion of redeemable convertible preferred stock(3)	--	29,044
Weighted average effect of dilutive securities	3,811	1,121
Non-GAAP weighted average shares - diluted	70,611	55,924

(1) Reflects the removal of the tax benefit associated with the amortization of intangible assets, stock-based compensation expense, litigation-related expense, loss on sale of assets and acquisition-related expense.
(2) Represents adjusting to a normalized effective tax rate of 40%.
(3) Represents common shares from the conversion of redeemable convertible preferred shares as if the shares were converted as of the beginning of the indicated period.
CONTACT:  Investor Relations
          Rhett Butler
          972-820-3773
          rhett.butler@realpage.com

          Media
          Randy Hargrove
          972-820-3076
          randy.hargrove@realpage.com